SCHEDULE 14A
Information Required in Proxy Statement

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Babson Capital Corporate Investors
Babson Capital Participation Investors

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 BABSON CAPITAL CORPORATE INVESTORS
BABSON CAPITAL PARTICIPATION INVESTORS

Notice of Joint Annual Meeting of
Shareholders and Proxy Statement

TIME
Friday, April 19, 2013
At 1:00 p.m.

PLACE
Oak Room
Massachusetts Mutual Life Insurance Company
1295 State Street
Springfield, Massachusetts 01111

Please date, fill in, and sign the enclosed proxy card(s) and mail in the enclosed return envelope which requires no postage if mailed in the United States or vote on the internet by following the instructions in the notice and proxy card(s).

CIPI6061

BABSON CAPITAL CORPORATE INVESTORS
BABSON CAPITAL PARTICIPATION INVESTORS
Springfield, Massachusetts

Dear Shareholder:

The 2013 Joint Annual Meeting of Shareholders (the “Meeting”) of Babson Capital Corporate Investors (“MCI”) and Babson Capital Participation Investors (“MPV” and, together with MCI, each is referred to separately as the “Trust” and collectively as the “Trusts”) will be held in the Oak Room of Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111, at 1:00 p.m., Eastern Time, on Friday, April 19, 2013. A Notice and a Proxy Statement regarding the Meeting, proxy card(s) for your vote at the Meeting, and a postage prepaid envelope in which to return your proxy card(s) are enclosed.

By promptly returning the enclosed proxy card(s) or by voting on the internet you can help the Trusts avoid the expense of sending follow-up letters to obtain the attendance of a majority of the outstanding shares. You are earnestly requested to vote your proxy in order that the necessary quorum may be represented at the Meeting. If you later find that you can be present in person, you may, if you wish, revoke your proxy then and vote your shares in person.

At the meeting, shareholders of each Trust will be asked to vote on two proposals. The following Q&A is provided to assist you in understanding the proposals.

I look forward to your attendance at this Meeting because it will provide us with an opportunity to inform you about the progress of the Trusts.

Sincerely,

Clifford M. Noreen
Chairman

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND PROVIDE
VOTING INSTRUCTIONS ON THE PROPOSALS

The following Q&A is provided to assist you in understanding the proposals. Each of the proposals is described in greater detail in the enclosed Proxy Statement. Please read the full text of the Proxy Statement. Your voting instructions are important.

What proposals am I being asked to vote on?
Depending on the Trust in which you have an interest, you may be asked to provide voting instructions on one or more of the following proposals for each Trust:

1.   To elect three Trustees to serve on the Board of Trustees;
2.   To make MCI’s and MPV’s fundamental investment objectives non-fundamental.

How do the Trustees recommend that I vote?
The Trustees recommend that shareholders vote FOR each of the proposals.

PROPOSAL 1.
TO ELECT THREE TRUSTEES TO SERVE ON THE BOARD OF TRUSTEES.

What are shareholders being asked to do?
Shareholders are being asked to consider the re-election of two of the current Trustees, Edward P. Grace, III and Robert E. Joyal. In addition, shareholders are being asked to elect Susan B. Sweeney, who has served as a Trustee of the Trusts since April 2012.

Will a majority of the Trustees be independent of Babson Capital?
Yes. Following the meeting, five of seven members of each Trust’s Board will be “Independent Trustees.” Only two Trustees will be considered “interested persons” of each Trust under the Investment Company Act of 1940, as amended (the “1940 Act”), which is the federal statute that governs the management and administration of registered investment companies, such as the Trusts.

PROPOSAL 2.
TO MAKE MCI’S AND MPV’S FUNDAMENTAL INVESTMENT
OBJECTIVES NON-FUNDAMENTAL.

What is the purpose of these proposed changes?
Generally, the purpose of these proposed changes is to increase the investment flexibility of each Trust by permitting the Boards of Trustees to react to changing market conditions or other developments by modifying each Trust’s investment objective without the delay and expense associated with a proxy solicitation. These changes are also consistent with the structure of more recently launched funds whose investment objectives are not fundamental.

How will these changes benefit me as a shareholder?
Making these changes will empower the Trustees to approve changes to each Trust’s investment objective in the future without the costs and delays of a shareholder vote.

If this proposal is approved, will Babson Capital be proposing changes to each Trust’s investment objective?
Yes. If this proposal is approved, the Trustees have approved certain changes to the investment objective of each Trust to remove the requirement that its investments in direct placement securities (for MCI) and the requirement that at least half of its investments in private placement securities (for MPV) be accompanied by equity features. Babson Capital has advised the Trustees that direct placement securities and private placement securities accompanied by equity features have, in the last few years, become increasingly less common than they were when the Trusts were launched. While Babson Capital expects to continue to seek investments with equity features and to consider the relative attractiveness of such features when evaluating competing investment opportunities, Babson Capital believes that the proposed changes will offer the Trusts increased investment flexibility. The Boards and Babson Capital believe that it would be in the best interest of each Trust and its shareholders to permit each Trust to invest (for MCI), or to invest more than half of its investments (for MPV), in direct placement securities and private placement securities, respectively, that are not accompanied by equity features.

BABSON CAPITAL CORPORATE INVESTORS
BABSON CAPITAL PARTICIPATION INVESTORS
1500 Main Street, P.O. Box 15189
Springfield, MA 01115-5189

Notice of Joint Annual Meeting of Shareholders

To the Shareholders of
Babson Capital Corporate Investors and Babson Capital Participation Investors:
The Annual Meeting of Shareholders of Babson Capital Corporate Investors (“MCI”) and Babson Capital Participation Investors (“MPV” and, together with MCI, each is referred to separately as the “Trust” and collectively as the “Trusts”) will be held in the Oak Room of Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111, on Friday, April 19, 2013, at 1:00 p.m., Eastern Time (the “Meeting”), for the following purposes:

(1)  to elect as Trustees Edward P. Grace, III, Robert E. Joyal and Susan B. Sweeney for three-year terms or until their respective successors are duly elected and qualified (to be voted upon by the shareholders of each Trust, voting separately by Trust);
(2)  to approve the conversion of each Trust’s investment objective from “fundamental” to “non-fundamental” (to be voted upon by the shareholders of each Trust, voting separately by Trust); and
(3)  to transact such other business as may properly come before the Meeting or any adjournment thereof (to be voted upon by the shareholders of each Trust, as necessary).

Although the Trusts’ annual meetings are held together for convenience in order to hear common presentations, each Trust’s shareholders take action independently of the other. Holders of record of the shares of beneficial interest of each Trust at the close of business on February 19, 2013, are entitled to vote at the Meeting or any adjournment thereof.

If you attend the Meeting, you may vote your shares in person. Whether or not you intend to attend the Meeting in person, you may vote in any of the following ways:

1.    Internet: Have your proxy card(s) available. Vote on the Internet by accessing the website address on your proxy card(s). Enter your control number from your proxy card(s). Follow the instructions found on the website; or
2.    Mail: Vote, sign and return your proxy card(s) in the enclosed postage-paid envelope.

By order of the Boards of Trustees,

Christopher A. DeFrancis
Vice President and Secretary

Springfield, Massachusetts
March 12, 2013

Please either vote your proxy on the internet or complete, date, and sign the proxy card(s) for the shares held by you and return the proxy card(s) in the envelope provided so that your vote can be recorded. It is important that you vote your proxy promptly, regardless of the size of your holdings, so that a quorum may be assured.

BABSON CAPITAL CORPORATE INVESTORS
BABSON CAPITAL PARTICIPATION INVESTORS

Joint Proxy Statement

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Babson Capital Corporate Investors (“MCI”) and of Babson Capital Participation Investors (“MPV” and, together with MCI, each is referred to separately as the “Trust” and collectively as the “Trusts”) for use at the Annual Meeting of its Shareholders (the “Annual Meeting” or “Meeting”), to be held in the Oak Room of Massachusetts Mutual Life Insurance Company (“MassMutual”), 1295 State Street, Springfield, Massachusetts 01111, on Friday, April 19, 2013, at 1:00 p.m., Eastern Time. Unless otherwise indicated, all information in this Proxy Statement and each Proposal (“Proposal”) applies separately to each Trust.

This Proxy Statement and the accompanying letter to shareholders from the Chairman of the Board of Trustees, Notice of Annual Meeting of Shareholders, and proxy card(s) are being mailed on or about March 12, 2013, to shareholders of record on February 19, 2013, the “record date”. Each Trust’s principal business office is c/o Babson Capital Management LLC (“Babson Capital”), 1500 Main Street, P.O. Box 15189, Springfield, Massachusetts 01115-5189.

Holders of the shares of beneficial interest of each Trust (“shares”) of record at the close of business on February 19, 2013 will be entitled to one vote per share on all business of the Meeting and any adjournments thereof. There were 19,239,673 shares of MCI outstanding and 10,183,249 shares of MPV outstanding on the record date. The Trusts, to the best of their knowledge, are not aware of any beneficial owner of more than 5% of the outstanding shares of each Trust. However, MassMutual, the ultimate parent company of Babson Capital, may be deemed a beneficial owner of more than 5% of the outstanding shares of MCI by reason of it owning a $30,000,000 Senior Fixed Rate Convertible Note due November 15, 2017 (the “MCI Note”) issued by MCI. Similarly, MassMutual may be deemed a beneficial owner of more than 5% of the outstanding shares of MPV by reason of it owning a $15,000,000 Senior Fixed Rate Convertible Note due December 13, 2023 issued by MPV (the “MPV Note and, together with “MCI Note,” each a “Note” and collectively the “Notes”). MassMutual, at its option, can convert the principal amount of each Note into shares. The dollar amount of principal would be converted into an equivalent dollar amount of shares based upon the average price of the shares for ten business days prior to the notice of conversion.

The Trusts have engaged Broadridge Financial Solutions, Inc. (“Broadridge”) to provide shareholder meeting services, including vote solicitation and tracking. Should you have any questions about this Proxy Statement, please contact the proxy solicitor of Broadridge by calling (toll-free) 1-855-742-8273.

Important Notice regarding the availability of Proxy Materials for the Shareholder Meeting to be held on Friday, April 19, 2013. The Joint Proxy Statement is available on https://www.proxyvote.com or on each Trust’s website at www.babsoncapital.com/mci and www.babsoncapital.com/mpv.

PROPOSAL 1

ELECTION OF TRUSTEES

The Board of Trustees (the “Board”), which oversees each Trust, provides broad supervision over the affairs of each Trust. Those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of each Trust or of Babson Capital are referred to as “Independent Trustees” throughout this Proxy Statement. Babson Capital is responsible for the investment management of each Trust’s assets and for providing a variety of other administrative services to each Trust. The officers of each Trust are responsible for its operations.

The Board of Trustees of each Trust is currently comprised of nine Trustees with terms expiring in 2013, 2014 and 2015. The terms of Edward P. Grace, III, Robert E. Joyal and Susan B. Sweeney expire this year. Each Trust’s Nominating Committee nominated Mr. Grace as an Independent Trustee and Mr. Joyal as an Interested Trustee to the Board for three-year terms. Ms. Sweeney, who was appointed by each Trust’s Nominating Committee to serve as an Independent Trustee at the April 27, 2012 meeting, is also nominated for election for a three-year term. All nominees, if elected, are to serve their respective terms, or until each of their successors is duly elected and qualified.

Information Concerning Trustees, Nominees for Trustee and Officers of each Trust
Set forth below after the name of each nominee for Trustee and for each Trustee whose term will continue after this Meeting, is his or her present office with each Trust, age, term of office and length of such term served, principal occupation during the past five years, certain of the Trustee’s other directorships, and certain other information required to be disclosed in this Proxy Statement. Also, set forth below is a list of each Trust’s senior officers (“Officers”) along with his or her position with the Trust, term of office and length of such term served, and principal occupation or employment for the past five years.

For purposes of the following Trustee tables, the term “Fund Complex” includes the Trusts, Babson Capital Global Short Duration High Yield Fund, MassMutual Premier Funds, MML Series Investment Funds, MML Series Investment Funds II and MassMutual Select Funds.

INTERESTED TRUSTEES

Name (Age), Address	Position(s) With the Trust(s)	Office Term and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director

Clifford M. Noreen* (55) 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee, Chairman	Term expires 2015; Trustee since 2009	President of Babson Capital (since 2008), Vice Chairman (2007-2008), Member of the Board of Managers (since 2006), Managing Director (since 2000), Babson Capital; President (2005-2009), Vice President (1993-2005) of the Trusts.	2
President (since 2009), Senior Vice President (1996-2009), HYP Management LLC (LLC Manager); Director (2005-2013), MassMutual Corporate Value Limited (investment company); Director (2005-2013), MassMutual Corporate Value Partners Limited (investment company); Senior Vice President (1996-2008), MMHC Investment LLC (passive investor); Managing Director (2006-2009), MassMutual Capital Partners LLC (investment company); Director (since 2008), Jefferies Finance LLC (a finance company); Chairman and Chief Executive Officer (since 2009), Manager (since 2007), MMC Equipment Finance LLC; Chairman (since 2009), Trustee (since 2005), President (2005-2009), CI Subsidiary Trust and PI Subsidiary Trust; and Member of Investment Committee (since 1999), Diocese of Springfield.

*	Mr. Noreen is classified as an “interested person” of each Trust and Babson Capital (as defined by the 1940 Act), because of his position as an Officer of each Trust and President of Babson Capital.

INTERESTED TRUSTEES

Name (Age), Address	Position(s) With the Trust(s)	Office Term and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director

Robert E. Joyal* (68) 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee / Nominee	Term expires 2013; Trustee since 2003	Retired (since 2003); President (2001-2003), Babson Capital; and President (1993 - 2003) of the Trusts.	97
Director (since 2006), Jefferies Group, Inc. (financial services); Director (2003-2010), Alabama Aircraft Industries, Inc. (aircraft maintenance and overhaul); Director (2007-2011), Scottish Re Group Ltd. (global life reinsurance specialist); Director (2005-2006), York Enhanced Strategy Fund (closed-end fund); Trustee (since 2003), MassMutual Select Funds (an open-end investment company advised by MassMutual); Trustee (since 2003), MML Series Investment Funds (an open-end investment company advised by MassMutual); Trustee (since 2012), MML Series Investment Funds II (an open-end investment company advised by MassMutual); Trustee (since 2012), MassMutual Premier Funds (an open-end investment company advised by MassMutual); and Director (since 2012), Ormat Technologies, Inc. (a geothermal energy company).

*
Mr. Joyal retired as President of Babson Capital in June 2003. In addition and as noted above, Mr. Joyal is a director of Jefferies Group, Inc., which has a wholly-owned broker-dealer subsidiary that may execute portfolio transactions and/or engage in principal transactions with the Trusts, other investment companies advised by Babson Capital or any other advisory accounts over which Babson Capital has brokerage placement discretion. Accordingly, the Trusts have determined to classify Mr. Joyal as an “interested person” of the Trusts and Babson Capital (as defined by the 1940 Act).

INDEPENDENT TRUSTEES

Name (Age), Address	Position(s) With the Trust(s)	Office Term and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director

William J. Barrett (73) 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee	Term expires 2015; Trustee since 2006	President (since 2010), WJ Barrett Associates, Inc.; President (2002-2010), Barrett-Gardner Associates, Inc. (private merchant bank).	2
Director (since 1979), TGC Industries, Inc. (geophysical services); Director and Secretary (since 2001 and from 1996-1997), Chase Packaging Corporation (development company); Chairman and Director (2000-2012), Rumson-Fair Haven Bank and Trust Company (commercial back and trust company); and Director (since 1983), Executive Vice President, Secretary and Assistant Treasurer (since 2004), Supreme Industries, Inc. (specialized truck and body manufacturer).

Michael H. Brown (56) 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee	Term expires 2014; Trustee since 2005	Private Investor; and Managing Director (1994-2005), Morgan Stanley.	2	Independent Director (since 2006), Invicta Holdings LLC and its subsidiaries (a derivative trading company owned indirectly by MassMutual).

INDEPENDENT TRUSTEES

Name (Age), Address	Position(s) With the Trust(s)	Office Term and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director
Edward P. Grace, III (62) 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee / Nominee	Term expires 2013; Trustee since 2012	President (since 1997), Phelps Grace International, Inc. (investment management); Managing Director (since 1998), Grace Ventures Partners LP (venture capital fund); Senior Advisor (since 2011), Angelo Gordon & Co. (investment adviser).	2

Director (since 2010), Larkburger, Inc. (restaurant chain); Director (since 2012), Benihana, Inc. (restaurant chain); Director (since 2011), Firebirds Wood Fired Holding Corporation (restaurant chain); Director (since 1998), Shawmut Design and Construction (construction management and general contracting firm); Director (2004-2012), Not Your Average Joe’s, Inc.; Director (2008-2010), Logan’s Roadhouse, Inc. (restaurant); Director (2007-2009), Claim Jumper Restaurants (restaurant chain); Director (1996-2008), RARE Hospitality International, Inc. (restaurant chain); Director (2006-2008), Quintess/Dream Catchers Retreats; Director (2004-2009), The Gemesis Corporation (cultivator of cultured diamonds); Trustee (1999-2008), Bryant University; Trustee (1994-2010), Johnson & Wales University.

Susan B. Sweeney (60) 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee / Nominee	Term expires 2013; Trustee since 2012	Senior Vice President and Chief Investment Officer (since 2010), Selective Insurance Company of America; Senior Managing Director (2008-2010), Ironwood Capital.	93
Trustee (since 2009), MassMutual Select Funds (an open-end investment company advised by MassMutual); Trustee (since 2009), MML Series Investment Funds (an open-end investment company advised by MassMutual); Trustee (since 2012), MML Series Investment Funds II (an open-end investment company advised by MassMutual); and Trustee (since 2012), MassMutual Premier Funds (an open-end investment company advised by MassMutual).

Maleyne M. Syracuse (56) 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee	Term expires 2014; Trustee since 2007	Private Investor; Managing Director (2000- 2007), JP Morgan Securities, Inc. (investments and banking); Managing Director (1981 - 2000), Deutsche Bank Securities.	2

OFFICERS OF THE TRUSTS

Name (Age), Address	Position(s) With the Trust(s)	Office Term* and Length of Time Served	Principal Occupations(s) During Past 5 Years

Michael L. Klofas (52) 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	President	Since 2009	Vice President (1998-2009) of the Trusts; Managing Director (since 2000), Babson Capital; and President (since 2009), Vice President (2005-2009), CI Subsidiary Trust and PI Subsidiary Trust.

James M. Roy (50) 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Vice President and Chief Financial Officer	Since 2005
Treasurer (2003-2005), Associate Treasurer (1999-2003) of the Trusts; Managing Director (since 2005), Director (2000-2005), Babson Capital; and Trustee (since 2005), Treasurer (since 2005), Controller (2003-2005), CI Subsidiary Trust and PI Subsidiary Trust.

Christopher A. DeFrancis (46) 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Vice President and Secretary	Since 2010
Associate Secretary (2008-2010) of the Trusts; Chief Compliance Officer (since 2011), Co-General Counsel, Secretary, and Managing Director (since 2010), Senior Counsel, Assistant Secretary and Managing Director (2010), Assistant Secretary and Counsel (2008-2009), Babson Capital; Counsel (2001-2009), Massachusetts Mutual Life Insurance Company; Vice President and Secretary (since 2010), Assistant Secretary (2009-2010), CI Subsidiary Trust and PI Subsidiary Trust.

*
Officers hold their position with the Trusts until a successor has been duly elected and qualified. Officers are generally elected annually by the Board of Trustees of each Trust. The officers were last elected on July 18, 2012.

OFFICERS OF THE TRUSTS

Name (Age), Address	Position(s) With the Trust(s)	Office Term* and Length of Time Served	Principal Occupations(s) During Past 5 Years

John T. Davitt, Jr. (45) 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Comptroller	Since 2001	Director (since 2000), Babson Capital; and Controller (since 2005), CI Subsidiary Trust and PI Subsidiary Trust.

Melissa M. LaGrant (39) 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Chief Compliance Officer	Since 2006
Managing Director (since 2005), Babson Capital; Chief Compliance Officer (since 2012), Babson Capital Global Short Duration High Yield Fund; Vice President and Senior Compliance Trading Manager (2003-2005), Loomis, Sayles & Company, L.P.; and Assistant Vice President-Business Risk Management Group (2002-2003), Assistant Vice President-Investment Compliance (2001-2002), Zurich Scudder Investments/Deutsche Asset Management.

Daniel J. Florence (40) 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Treasurer	Since 2008	Associate Treasurer (2006-2008) of the Trusts; and Associate Director (since 2008), Analyst (2000-2008), Babson Capital.

*
Officers hold their position with the Trusts until a successor has been duly elected and qualified. Officers are generally elected annually by the Board of Trustees of each Trust. The officers were last elected on July 18, 2012.

OFFICERS OF THE TRUSTS

Name (Age), Address	Position(s) With the Trust(s)	Office Term* and Length of Time Served	Principal Occupations(s) During Past 5 Years

Sean Feeley (45) 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Vice President	Since 2011
Managing Director (since 2003), Babson Capital; Vice President (since 2012), Babson Capital Global Short Duration High Yield Fund; and Vice President (since 2011), CI Subsidiary Trust and PI Subsidiary Trust.

Michael P. Hermsen (52) 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Vice President	Since 1998
Managing Director (since 2000), Babson Capital; Vice President (since 2005), CI Subsidiary Trust and PI Subsidiary Trust; Director (since 2009), Babson Capital Asia Limited; and Director (since 2009), Babson Capital Australia Holding Company Pty. Ltd. and Babson Capital Australia Pty. Ltd.

Mary Wilson Kibbe (59) 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Vice President	Since 1992	Head of Fixed Income Team (since 2000), Managing Director (since 2000), Babson Capital.

*
Officers hold their position with the Trusts until a successor has been duly elected and qualified. Officers are generally elected annually by the Board of Trustees of each Trust. The officers were last elected on July 18, 2012.

OFFICERS OF THE TRUSTS

Name (Age), Address	Position(s) With the Trust(s)	Office Term* and Length of Time Served	Principal Occupations(s) During Past 5 Years

Richard E. Spencer, II (50) 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Vice President	Since 2002	Managing Director (since 2000), Babson Capital; and Vice President (since 2005), CI Subsidiary Trust and PI Subsidiary Trust.

*
Officers hold their position with the Trusts until a successor has been duly elected and qualified. Officers are generally elected annually by the Board of Trustees of each Trust. The officers were last elected on July 18, 2012.

The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee or nominee for Trustee of each Trust should so serve. The current members of the Board have joined the Board at different points in time since 2003. Generally, no one factor was decisive in the original selection of an individual to join the Board. Among the attributes common to all Trustees is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with each Trust’s investment adviser, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Trustees. In recommending the election or appointment of the current Board members as Trustees, the Nominating Committee generally considered (i) the educational, business and professional experience of each individual; (ii) the individual’s record of service as a director or trustee of public or private organizations; and (iii) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board. The Nominating Committee also considered that during their service as members of the Board of Trustees of each Trust, the Trustees have demonstrated a high level of diligence and commitment to the interests of the Trusts’ shareholders and the ability to work effectively and collegially with other members of the Board.

The following summarizes each Trustee’s or nominee for Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that each individual should serve on the Board.

Mr. Barrett – Mr. Barrett brings over 30 years of investment banking experience to each Board. Mr. Barrett is the President of WJ Barrett Associates, Inc., former President of Barrett-Gardner Associates, Inc., a private merchant bank, and was a Senior Vice President with Janney Montgomery Scott LLC, a financial services firm, for over 26 years. Mr. Barrett has substantial board experience, including his previous experience as Chairman of Rumson-Fair Haven Bank and Trust Company, and has served on the boards of over 20 publicly traded companies. He has served as a Director of TGC Industries, Inc. since 1979, and also currently serves on the boards of Chase Packaging Corporation and Supreme Industries, Inc.

Mr. Brown – Mr. Brown brings over 25 years of experience in investment banking and the financial advisory industry to each Board. Mr. Brown previously worked as an investment banker with Morgan Stanley. Additionally, Mr. Brown also serves as a Director of Invicta Holdings LLC, Invicta Advisors LLC, Invicta Capital LLC and Invicta Credit LLC, a group of companies involved in writing and selling credit protection in the credit derivatives market on tranches of corporate, residential mortgage-backed securities and commercial mortgage-backed securities exposure.

Mr. Grace – Mr. Grace brings substantial executive, operations, board, private investor and private equity experience to each Board. Mr. Grace is President of Phelps Grace International, Inc., Managing Director of Grace Venture Partners, LP, Managing Director of Grace Restaurant Partners, LP and Senior Advisor in the Private Equity Group of Angelo Gordon & Co. He currently serves as Director of Larkburger, Inc., Benihana Inc., Firebirds Wood Fired Holding Corporation and Shawmut Design and Construction, Inc. Mr. Grace

is Founder and former Chairman, President and Chief Executive Officer of The Capital Grille and Bugaboo Creek Steak House. He sold these chains and was formerly Director and Vice Chairman of the combined companies, RARE Hospitality International, Inc. He has served as Director of numerous other private and public companies, including Not Your Average Joe’s, Inc., Boston Restaurant Associates, Inc., Logan’s Roadhouse, Inc., The Gemesis Corporation and Claim Jumper Restaurants. Mr. Grace also served as Trustee and Chairman of the Executive and Investment Committees of Johnson & Wales University from 1994 to 2010 and Trustee and Chairman of the Investment Committee of Bryant University from 1999 to 2008. Mr. Grace holds an Advanced Professional Director Certification from the American College of Corporate Directors (a public company director education and credentialing organization).

Mr. Joyal – Mr. Joyal brings over 36 years of executive and board experience in the investment management business to each Board. He previously served as the President of each Trust and the President of the Trusts’ investment adviser, Babson Capital. His substantial board experience includes service on four other investment company boards (MassMutual Select Funds, MML Series Investment Funds, MML Series Investment Funds II and MassMutual Premier Funds). Mr. Joyal is a Chartered Financial Analyst.

Mr. Noreen – Mr. Noreen’s experiences as President, Vice Chairman, member of the Board of Managers and a Managing Director of Babson Capital provide the Boards with insight into investment company operational, financial and investment matters. The Boards benefit from Mr. Noreen’s 26 years of investment management and oversight experience related to public equities and corporate credit related investments, including private and public bonds, mezzanine and private equity investments and structured credit products. Mr. Noreen also has extensive experience in financial services operations resulting from his years at Babson Capital and from acting as a director of private investment companies and finance companies.

Ms. Sweeney – Ms. Sweeney brings over 30 years of investment and financial management experience in both the private and public sectors to each Board. She currently serves as Senior Vice President and Chief Investment Officer of Selective Insurance Company of America. Previously, she was Senior Managing Director of Ironwood Capital and Chief Investment Officer, Pension Funds for the State of Connecticut Treasurer’s Department. Ms. Sweeney currently serves on four other investment company boards (MassMutual Select Funds, MassMutual Premier Funds, MML Series Investment Funds and MML Series Investment Funds II).

Ms. Syracuse – Ms. Syracuse brings over 25 years of experience in investment banking, corporate finance and the financial advisory industry to each Board. Ms. Syracuse’s previous positions include her work as an investment banker at JP Morgan Securities, Inc. and Deutsche Bank Securities (f/k/a Banker’s Trust Company).

Share Ownership of Trustees and Officers

As of January 25, 2013, the Trustees and Officers of each Trust individually beneficially owned less than one percent (1%) of each of MCI’s and MPV’s outstanding shares and as a group beneficially owned 1.95% of MCI’s outstanding shares and 1.92% of MPV’s outstanding shares. This information is based on information furnished by each Trustee and Officer. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). Also, as of January 25, 2013, Babson Capital, the investment adviser to each Trust, beneficially owned 0.86% of the outstanding shares of MCI and 1.41% of the outstanding shares of MPV.

Members of each Board of Trustees historically have invested in one or both of the Trusts, as is consistent with their individual financial goals. In October 2010, this policy was formalized through adoption of a requirement that each Independent Trustee invest one year’s worth of fees received for serving as Trustee of the Trusts (excluding committee fees) in shares of one or both of the Trusts. Investments in the name of family members or entities controlled by a Trustee constitute Trust holdings of such Trustee for purposes of this policy, and a three-year phase-in period applies to such investment requirements for Trustees and newly elected Trustees. In implementing such policy, a Board member’s Trust holdings existing on October 22, 2010, are valued as of such date with subsequent investments valued at cost.

The table below sets forth information regarding the beneficial ownership* of each Trust’s shares by each Trustee and the Officers beneficially owning shares based on the market value of such shares as of January 25, 2013.

Dollar Ranges of Shares Owned by Trustees and Officers

Name of Nominee/ Trustee	Dollar Range of Shares in MCI	Dollar Range of Shares in MPV	Aggregate Dollar Range of Shares in the Family of Investment Companies
W. Barrett	Over $100,000	Over $100,000	Over $100,000
D. Benson ***	$50,001-$100,000	Over $100,000	Over $100,000
M. Brown	Over $100,000	$10,001-$50,000	Over $100,000
D. Glickman ***	Over $100,000	$10,001-$50,000	Over $100,000
E. Grace	Over $100,000	$10,001-$50,000	Over $100,000
M. Hart ****	Over $100,000	Over $100,000	Over $100,000
R. Joyal	Over $100,000	Over $100,000	Over $100,000
C. Noreen	Over $100,000**	None	Over $100,000**
S. Sweeney †	$10,001-$50,000	$10,001-$50,000	$50,001-$100,000
M. Syracuse	Over $100,000	$10,001-$50,000	Over $100,000
M. Klofas	Over $100,000**	None	Over $100,000**
M. Hermsen	Over $100,000	$10,001-$50,000	Over $100,000
M. Kibbe	Over $100,000**	None	Over $100,000**
R. Spencer	$10,001-$50,000	None	$10,001-$50,000
J. Bishop	$10,001-$50,000**	None	$10,001-$50,000**

*	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.
**
Includes interest derived from the market value of MCI common shares represented in the Babson Capital and/or MassMutual non-qualified compensation deferral plans. However, pursuant to the terms of the plans, neither the plans nor the participant has actual ownership of Trust shares.

***	Due to the Trusts’ retirement policy, Messrs. Benson and Glickman’s terms as Trustees will expire on April 19, 2013.
****	Due to the Trusts’ retirement policy, Mr. Hart resigned as a Trustee of the Boards on December 14, 2012.
†	Ms. Sweeney joined the Boards on April 27, 2012.

Required Vote

If a quorum is present at the Meeting, the three nominees for election as Trustees who receive a plurality vote, meaning the greatest number of affirmative votes cast by shareholders, will be elected as Trustees.

THE BOARDS, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF EACH TRUST VOTE TO ELECT EACH OF THE NOMINEES AS TRUSTEE OF EACH TRUST.

Board Leadership Structure

The Board for each Trust currently consists of nine Trustees, seven of whom are Independent Trustees. As discussed below, three of the standing committees of the Board, to which the Board has delegated certain authority and oversight responsibilities, are comprised exclusively of Independent Trustees.

Mr. Noreen, an “interested person” of each Trust, as defined in Section 2(a)(19) of the 1940 Act, serves as Chairman of each Board of Trustees. Mr. Noreen presides at meetings of each Board and acts as a liaison with service providers, officers, and other Trustees generally between meetings, and performs such other functions as may be requested by each Board from time to time. The Independent Trustees have not designated a lead Independent Trustee, but the Chairman of the Audit Committee, Mr. Benson, generally acts as chairman of meetings or executive sessions of the Independent Trustees, and when appropriate, represents the views of the Independent Trustees to management. The Board of each Trust reviews its leadership structure periodically and believes that the leadership structure is appropriate to enable each Board to exercise its oversight of each Trust. Each Board also believes that its structure, including the active role of the Independent Trustees, facilitates an efficient flow of information concerning the management of each Trust to the Independent Trustees.

Each Board provides oversight of the services provided by Babson Capital, including risk management activities. In addition, each committee of each Board provides oversight of Babson Capital’s risk activities with respect to the particular activities within the committee’s purview. In the course of providing oversight, the Board and relevant committees for each Trust receive a wide range of reports on the Trusts’ activities, including each Trust’s investment portfolio, the compliance of the Trusts with applicable laws, and the Trusts’ financial accounting and reporting. The Board and Audit Committee for each Trust meet periodically with the Trusts’ Chief Compliance Officer regarding the compliance of the Trusts with federal securities laws and the Trusts’ internal compliance policies and procedures. In addition, both the Audit Committee and the full Board of each Trust regularly review information and materials concerning risks specific to the Trusts and Babson Capital, including presentations by various officers of the Trusts, investment personnel for the Trusts, Babson Capital, Corporate Audit, the independent auditors for the Trusts (KPMG LLP) and Counsel to the Trusts.

Information Concerning Committees and Meetings of the Board of Trustees

Each Board of Trustees has an Audit Committee, a Joint Transactions Committee, a Governance Committee and a Nominating Committee.

The Audit Committee of each Trust is comprised exclusively of Trustees who are not “interested persons” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, and operates pursuant to a written Audit Committee Charter, which is available on each Trust’s website, www.babsoncapital.com/mci and www.babsoncapital.com/mpv. A print copy of the Audit Committee Charter may also be obtained by calling, toll-free, 1-866-399-1516. The present members of the Audit Committee of each Trust are Donald E. Benson (Chairman), Michael H. Brown and Maleyne M. Syracuse. Each member of the Audit Committee qualifies as an “Independent Trustee” under the current listing standards of the New York Stock Exchange (the “Listing Standards”) and the rules of the U.S. Securities and Exchange Commission (“SEC”). In accordance with the SEC’s rules implementing Section 407 of the Sarbanes-Oxley Act of 2002 and upon due consideration of the qualifications of each member of each Trust’s Audit Committee, each Board designated Mr. Benson as the Trust’s Audit Committee Financial Expert.

In accordance with the standards set forth in the Audit Committee Charter of each Trust, the Audit Committee is responsible for: oversight matters; financial statement and disclosure oversight matters; matters related to the hiring, retention, and oversight of each Trust’s independent accountants; certain accounting and audit related oversight matters; and certain other matters as set forth in the Audit Committee Charter. During the twelve months ended December 31, 2012, the Audit Committee held eight meetings.

The Joint Transactions Committee of each Trust is comprised of all Trustees who are not “interested persons” of the Trust, as defined in Section 2(a)(19) of the 1940 Act. This Committee reviews certain joint investment transactions between each Trust and MassMutual pursuant to the conditions set forth in the Trust’s SEC exemptive order under Section 17(d) of the 1940 Act and Rule 17d-1 thereunder. This Committee acts primarily by written consent (eighteen consents were executed by Committee members, approving thirty-three investments and turning down two investments during the past fiscal year). The Committee also met five times during the year in conjunction with meetings of each Trust’s Board of Trustees.

The Governance Committee of each Trust is currently comprised of Robert E. Joyal (Chairman), William J. Barrett, Michael H. Brown, Donald Glickman and Maleyne M. Syracuse. The Governance Committee considers, evaluates and makes recommendations to the Board of Trustees of each Trust with respect to the structure, membership and function of the Board of Trustees and the Committees thereof, including the compensation of the Trustees. During the twelve months ended December 31, 2012, the Governance Committee held one meeting.

The Nominating Committee of each Trust currently is comprised of all Independent Trustees and is chaired by William J. Barrett. A current copy of each Trust’s Nominating Committee Charter can be found on each Trust’s website, www.babsoncapital.com/mci and www.babsoncapital.com/mpv. This Committee met four times during fiscal year 2012.

The Nominating Committee is responsible for identifying and nominating individuals to serve as Trustees who are not “interested persons” of each Trust (“Independent Trustees”). The Nominating Committee Charter contemplates that all nominees for Independent Trustees have a college degree or, in the judgment of the Committee, equivalent business experience. In addition, the Committee may take into account a wide variety of factors in considering Trustee candidates, giving such weight to any individual factor(s) as it deems appropriate, including but not limited to: availability and commitment of a candidate to attend meetings and perform his or her responsibilities on each Board; relevant industry and related experience; educational background; depth and breadth of financial expertise; and an assessment of the candidate’s ability, judgment, expertise, reputation, and integrity. In the case of a shareholder recommended candidate, the Committee may also consider any other facts and circumstances attendant to such shareholder submission as may be deemed appropriate by the Committee. Different factors may assume greater or lesser significance at particular times, in light of the Board’s present composition and the Committee’s (or the Board’s) perceptions about future issues and needs.

When each Board has or expects to have a vacancy for an Independent Trustee, the Nominating Committee will consider candidates recommended by each Trust’s current Trustees; each Trust’s shareholders; each Trust’s officers; each Trust’s investment adviser; and any other source the Committee deems to be appropriate. Shareholder recommendations to fill vacancies on the Board for Independent Trustees must be submitted in accordance with the provisions of the Nominating Committee Charter, which requires that shareholder recommendations be timely received, and contain biographical and other necessary information regarding the candidate that would be required for the Trust to meet its disclosure obligations under the proxy rules. The Nominating Committee will evaluate nominee candidates properly submitted by shareholders in the same manner as it evaluates candidates recommended by other sources.

During the past fiscal year, each Board of Trustees held five regular meetings (one of which was held by means of a telephone conference call). During the past fiscal year, each Trustee of each Trust attended all of the meetings of the Board of Trustees and all of the Committees of the Board on which s/he served.

Transactions with and Remuneration of Officers and Trustees

Pursuant to the Investment Services Contract between MCI and Babson Capital and the Investment Advisory and Administrative Services Contract between MPV and Babson Capital (each a “Contract”), Babson Capital paid the compensation and expenses of the Trusts’ officers and of all Trustees of the Trusts who were officers or employees of Babson Capital.

Trustees who are not officers or employees of Babson Capital receive an annual retainer paid by MCI of $30,000 and by MPV of $20,000. Each Trust also pays an additional annual retainer fee to the Chairman of the Audit Committee in the amount of $3,000. Trustees of MCI also receive a fee of $3,000 and Trustees of MPV receive a fee of $2,000 for each meeting of each Board which they attend ($1,500 and $1,000, respectively, for each meeting conducted by telephone conference call). Members of the Audit

Committee, Nominating Committee and Governance Committee of each Trust receive an additional fee of $1,800 from MCI and $1,200 from MPV per meeting attended, including meetings conducted by telephone conference call. During the fiscal year ended December 31, 2012, the aggregate direct remuneration to these Trustees and reimbursement of their out-of-pocket expenses paid was approximately $457,918 for MCI and $311,218 for MPV.

The following table discloses the compensation paid to each Trust’s Trustees (not including reimbursement for out-of-pocket expenses) for the fiscal year ended December 31, 2012. The Trusts, Babson Capital Global Short Duration High Yield Fund, MassMutual Premier Funds, MML Series Investment Funds, MassMutual Select Funds, and MML Series Investment Funds II are collectively referred to in the table below as the “Fund Complex”. The Trustees do not receive pension or retirement benefits.

Name of Trustee	Aggregate Compensation from MCI		Aggregate Compensation from MPV		Total Compensation from Fund Complex
William J. Barrett	$ 52,500		$ 35,000		$ 87,500
Donald E. Benson	68,100		46,400		114,500
Michael H. Brown	66,900		44,600		111,500
Donald Glickman	52,500		35,000		87,500
Edward P. Grace, III	48,900		32,600		81,500
Martin T. Hart ***	50,700		33,800		84,500
Robert E. Joyal	None	*	None	*	245,463	**
Clifford M. Noreen	None	*	None	*	None
Susan B. Sweeney ****	36,600		24,400		200,360
Maleyne M. Syracuse	66,900		44,600		111,500
Total	$ 443,100		$ 296,400		$ 1,124,323

*	No compensation is paid by either Trust to Trustees who are “interested persons” of the Trust.
**	Mr. Joyal also serves as a Trustee of four open-end investment companies, MassMutual Select Funds, MML Series Investment Funds, MML Series Investment Funds II and MassMutual Premier Funds, all managed by MassMutual, the ultimate parent of Babson Capital. Mr. Joyal received $245,463 in total compensation from the Fund Complex (including interest paid through the deferred compensation plans of MassMutual Select Funds and MML Series Investment Funds) for the fiscal year ended December 31, 2012.
***	Mr. Hart was a Trustee until his resignation.
****
Ms. Sweeney also served as a Trustee of four open-end investment companies, MassMutual Select Funds, MML Series Investment Funds, MML Series Investment Funds II and MassMutual Premier Funds, all managed by MassMutual, the ultimate parent of Babson Capital. Ms. Sweeney received $139,360 in total compensation for such service, in addition to her compensation from the Trusts.

PROPOSAL 2

CONVERSION OF EACH TRUST’S INVESTMENT OBJECTIVE
FROM FUNDAMENTAL TO NON-FUNDAMENTAL

Summary Description of the Proposal

Shareholders of MCI and MPV are being asked to approve the conversion of their respective investment objective from “fundamental” (i.e., cannot be changed without shareholder approval) to “non-fundamental” (i.e., can be changed by the Boards without shareholder approval). If this proposal is approved, the Boards will have the authority to modify each Trust’s investment objective in the future without shareholder approval.

Background

Each Trust is a closed-end management investment company registered under the 1940 Act. At the time that MCI and MPV were launched, in 1971 and 1988, respectively, it was not uncommon to have an investment objective that was fundamental, meaning it could not be changed without shareholder approval. For more recently launched funds, however, it has become common to have an investment objective that is non-fundamental, meaning that it can be changed by the Boards without shareholder approval. Classifying the investment objective as non-fundamental would afford the Boards more flexibility to respond to changes in the market, while avoiding the costs and delays associated with a shareholder vote.

Based on input and recommendations from Babson Capital, the Boards have determined that making each Trust’s investment objective non-fundamental is in the best interest of the Trusts and their respective shareholders, and recommend the same for approval by shareholders. The Boards considered that making this change will empower the Boards to approve changes to each Trust’s investment objective in the future in response to changing market conditions or other developments without the delay and expense of a proxy solicitation. In addition, Babson Capital and the Boards took into account that this change would bring the Trusts in line with other more recently organized funds.  If this proposal is approved, the Boards will have the authority to modify each Trust’s investment objective in the future without shareholder approval.

Subject to shareholder approval of this proposal, the Boards have approved certain changes to MCI’s investment objective (as so revised, the “New MCI Objective”) and to MPV’s investment objective (as so revised, the “New MPV Objective,” and together with the New MCI Objective, the “New Objectives”). Currently, MCI’s investment objective requires that its investments in long-term debt obligations and preferred stocks (“direct placement securities”) be accompanied “in each case” by interests, rights or privileges (“equity features”). MPV’s investment objective currently requires MPV to invest in privately placed fixed-income securities (“private placement securities”) “at least half of which will include equity features.” Babson Capital has advised the Boards that direct placement securities or private placement securities accompanied by equity features have in the last few years become increasingly less common than they were when the Trusts were launched, and the Boards and Babson Capital believe that it would be in the best interests of each Trust and its shareholders to permit each Trust to invest (for MCI), or to invest more than half of its investments (for MPV), in direct placement securities or private placement securities that are not accompanied by equity features. Babson Capital believes that it will become increasingly difficult to identify a large enough number of issuances accompanied by equity features to permit the Trusts to diversify their holdings to the extent they have been able to in the past. While Babson Capital expects to continue to seek investments with equity features and to consider the relative attractiveness of such features when evaluating competing investment opportunities, Babson Capital believes that the proposed changes will offer the Trusts increasing investment flexibility. Many of MCI’s and MPV’s competitors are able to invest in direct placement securities or private placement securities without equity features and the Board believes that such change will help Babson Capital to continue to find appropriate investments and to appropriately diversify those investments for MCI and MPV. Babson Capital believes that the Trusts and their respective shareholders will benefit from the greater investment flexibility afforded by the New Objectives.

The New MCI Objective the Board has approved, subject to shareholder approval of this Proposal 2, would be as follows (marked to show changes from MCI’s current investment objective):

“Investment Objective. Registrant’s investment objective is to maintain a portfolio of securities providing a fixed yield and at the same time offering an opportunity for capital profits. Registrant invests, by direct purchase from issuers or dealers, in long-term debt obligations and preferred stocks (“direct placement securities”). Such direct placement securities may, in some cases, be accompanied ~~in each case~~ by (and forming a part of the “package” purchased) interests, rights, or privileges (“equity features”) available to the holder which, if separately transferable, will themselves provide the possibility for capital profit or, if not separately transferable, will provide the means for enhancing the value of the obligations or preferred stocks for ultimate sale. Obvious examples of such rights or privileges are rights to convert the direct placement securities into shares of common stock of the issuer or an affiliate or warrants for the purchase of such shares. However, Registrant is not limited to traditional equity features, but may find the opportunity for capital appreciation available in rights to payments contingent on the earnings of a company, rights to mineral production payments, privileges with respect to the acquisition or proceeds of sale of equity interest, or other rights or privileges.

Registrant, on the basis of experience, expects that when it realizes proceeds from the sale, payment or redemption of investments or from the issuance of securities by Registrant, new direct placement securities appropriate for investment by Registrant will not always be available. In such event, Registrant will invest such proceeds, at least temporarily, in publicly traded bonds of investment quality and in other marketable debt securities (not excluding money market instruments, commercial paper and cash equivalents where greater liquidity is deemed advisable) and, to an extent not exceeding 5% of portfolio market value, in marketable common stocks. The value of Registrant’s total investments in this general category may at times reach as high as 50% of the market value of Registrant’s portfolio, but Registrant will in any event be seeking to apply the funds so invested at the earliest opportunity to the purchase of direct placement securities as described above.

~~Registrant’s investment objective cannot be changed without the vote of the holders of a majority of Registrant’s outstanding voting securities.~~

Registrant’s investment objective may be changed without shareholder approval.”

The New MPV Objective the Board has approved, subject to shareholder approval of this Proposal 2, would be as follows (marked to show changes from MPV’s current investment objective):

“Recital of Investment Objective. The investment objective of Registrant is to maximize total return by providing a high level of current income, the potential for growth of such income, and capital appreciation, by investment primarily in a portfolio of privately placed fixed-income securities (“Private Placement Securities”) ~~at least half of which normally will include equity features~~. Registrant may also invest in publicly-traded debt obligations, ~~with an emphasis on those with equity features,~~ and in convertible preferred stocks (“Publicly-Traded Securities”), and temporarily in high quality, readily marketable securities, which include short-term securities issued or guaranteed by the U.S. government and agencies of the U.S. government and repurchase agreements in respect thereof, bank certificates of deposit, bankers’ acceptances, and commercial paper rated A-1 or A-2 by Standard & Poor’s Corporation or P-1 or P-2 by Moody’s Investors Services, Inc. (“Readily Marketable Securities”).

~~Registrant’s investment objective set forth above may not be changed without the approval of the lesser of (i) the holders of 67% or more of the voting securities of Registrant represented at a meeting if the holders of more than 50% of the outstanding voting securities are present in person or by proxy or (ii) the holders of more than 50% of the outstanding voting securities (a “Majority Shareholder Vote”).~~

Registrant’s investment objective may be changed without shareholder approval.”

Babson Capital and the Boards considered that the purpose of the New Objectives is to increase each Trust’s investment flexibility, and noted that financial markets have experienced meaningful changes in recent years, particularly in response to regulatory changes and the global financial crisis, as well as changing investment preferences and risk tolerance within the private equity industry. Babson Capital and the Boards considered that the competitive landscape for the Trusts’ investments (primarily corporate mezzanine debt) has changed in response to these factors. Babson Capital and the Boards also noted

that many of the Trusts’ competitors are able to invest in direct placement securities and private placement securities that are not accompanied by equity features.

If this proposal is approved, the Boards will have the authority to modify each Trust’s investment objective in the future without shareholder approval. If shareholders of either Trust do not approve this proposal, such Trust’s investment objective will remain unchanged and will continue to be “fundamental.”

Required Vote

For each of MCI and MPV, approval of this Proposal 2 requires the affirmative vote of the holders of a majority the Trust’s outstanding voting securities, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of such Trust or (ii) 67% of more of the outstanding voting securities of such Trust present at the Meeting if more than 50% of the outstanding voting securities of the Trust are present in person or represented by proxy.

THE BOARDS, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF EACH TRUST VOTE FOR THE PROPOSAL TO MAKE EACH TRUST’S FUNDAMENTAL INVESTMENT OBJECTIVE NON-FUNDAMENTAL.

AUDIT COMMITTEE REPORT OF EACH TRUST

Each Trust’s Audit Committee oversees the Trust’s financial reporting process on behalf of each Trust’s Board of Trustees and operates under a written Charter adopted by each Trust’s Board of Trustees. The Audit Committee meets with each Trust’s management (“Management”) and independent registered public accountants and reports the results of its activities to each Trust’s Board of Trustees. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with each Committee’s and independent registered accountant’s responsibilities, Management advised that each Trust’s financial statements were prepared in conformity with generally accepted accounting principles.

Accordingly, each Trust’s Audit Committee has:

■	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2012 with Management and KPMG LLP, each Trust’s independent registered public accountants;

■	Discussed with KPMG LLP those matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards); and

■
Received the written disclosure and the letter from KPMG LLP required by the Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committee Concerning Independence) and has discussed with KPMG LLP its independence.

Each Trust’s Audit Committee has also reviewed the aggregate fees billed for professional services rendered by KPMG LLP for 2011 and 2012 for each Trust and for the non-audit services provided to Babson Capital and Babson Capital’s parent, MassMutual. As part of this review, the Audit Committee considered whether the provision of such non-audit services was compatible with maintaining the principal accountant’s independence.

In reliance on the reviews and discussions referred to above, each Trust’s Audit Committee presents this Report to each Trust’s Board of Trustees and recommends that each Trust’s Board of Trustees (1) include the December 31, 2012 audited financial statements in the Annual Report to Shareholders for the fiscal year ended December 31, 2012, and (2) file such Annual Report with the Securities and Exchange Commission and the New York Stock Exchange.

Each Trust’s Audit Committee appointed the firm of KPMG LLP as the Trust’s independent registered public accountant for the fiscal year ending December 31, 2013, and, in connection therewith, KPMG LLP will prepare all of each Trust’s tax returns for the fiscal year ending December 31, 2013.

SUBMITTED BY THE AUDIT COMMITTEE OF EACH TRUST’S BOARD OF TRUSTEES

Donald E. Benson, Audit Committee Chair
Michael H. Brown, Audit Committee Member
Maleyne M. Syracuse, Audit Committee Member

February 20, 2013

Each Trust’s Board of Trustees reviewed this Report and approved the audited financial statements for publication in each Trust’s Annual Report.

THE TRUSTS’ INDEPENDENT AUDITORS

KPMG LLP (“KPMG”) audited the financial statements of each Trust, Babson Capital, and MassMutual for the fiscal year ended December 31, 2012. KPMG’s audit report for each Trust contained no qualifications or modifications. A KPMG representative is expected to be present at the upcoming Annual Meeting. This representative shall have the opportunity to make a statement if he or she desires to do so, and it is expected that such representative will be available to respond to appropriate questions from shareholders. As noted above, KPMG will audit each Trust’s 2013 financial statements and prepare each Trust’s 2013 Federal and state tax returns.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Fees Billed to MCI
	KPMG LLP Year Ended December 31, 2012	KPMG LLP Year Ended December 31, 2011
Audit Fees	$61,500	$61,500
Audit-Related Fees	0	0
Tax Fees	44,100	32,235
All Other Fees	0	0
Total Fees	$105,600	$93,735

Fees Billed to MPV
	KPMG LLP Year Ended December 31, 2012	KPMG LLP Year Ended December 31, 2011
Audit Fees	$61,500	$61,500
Audit-Related Fees	0	0
Tax Fees	44,100	32,235
All Other Fees	0	0
Total Fees	$105,600	$93,735

Non-Audit Fees Billed to Babson Capital and MassMutual
	KPMG LLP Year Ended December 31, 2012	KPMG LLP Year Ended December 31, 2010
Audit-Related Fees	$685,475	$928,575
Tax Fees	93,100	9,000
All Other Fees	0	0
Total Fees	$778,575	$937,575

The category “Audit-Related Fees” reflects fees billed by KPMG for various non-audit and non-tax services rendered to the Trusts, Babson Capital and MassMutual, such as SAS 70 review, IFRS consulting and agreed upon procedures reports. Preparation of Federal, state and local income tax returns and tax compliance work are representative of the fees reported in the “Tax Fees” category. The category “All Other Fees” represents fees billed by KPMG for consulting rendered to Babson Capital and MassMutual. The Sarbanes-Oxley Act of 2002 and its implementing regulations allows each Trust’s Audit Committee to establish a pre-approval policy for certain services rendered by the Trust’s independent accountants. During 2012, each Trust’s Audit Committee approved all of the services rendered to the Trust by KPMG and did not rely on such a pre-approval policy for any such services.

The 2011 fees billed represent final 2011 amounts, which may differ from the preliminary figures available as of the publication date of the Trusts’ 2012 Proxy Statement and includes, among other things, fees for services that may not have been billed as of the publication date of the Trusts’ 2012 Proxy Statement, but are now properly included in the 2011 fees billed to each Trust, Babson Capital and MassMutual.

OTHER BUSINESS

The Board of Trustees of each Trust knows of no business to be brought before the Meeting other than as set forth above. If, however, any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy card to vote proxies on such matters in accordance with their best judgment.

INFORMATION ABOUT VOTING PROXIES AND THE MEETING

Manner of Voting Proxies
Votes cast by proxy or in person at the Meeting will be counted by persons appointed by each Trust to act as election inspectors for the Meeting. The election inspectors will count the total number of votes cast “for” approval of the Proposals for purposes of determining whether sufficient affirmative votes have been cast. All proxies received, including proxies that reflect (i) broker non-votes (i.e., shares held by brokers or nominees as to which (a) instructions have not been received from the beneficial owners or the persons entitled to vote, and (b) the broker or nominee does not have discretionary voting power on a particular matter), (ii) abstentions or (iii) the withholding of authority to vote for a nominee for election as Trustee, will be counted as shares that are present on a particular matter for purposes of determining the presence of a quorum. The presence at the Meeting, in person or by proxy, of shareholders entitled to cast a majority of the votes shall be a quorum for the transaction of business for each Proposal. With respect to Proposal 1, neither abstentions nor broker non-votes, if any, will have an effect on the outcome of Proposal 1. With respect to Proposal 2, abstentions and broker non-votes, if any, will have the effect of votes against Proposal 2.

Shareholders of each Trust are entitled to one vote, on each matter on which the shareholder is entitled to vote, for each share of the Trust that such shareholder owns at the close of business on February 19, 2013. Each fractional share is entitled to a proportionate fractional vote.

Instructions for Voting Proxies
The giving of a proxy will not affect a shareholder’s right to vote in person should the shareholder decide to attend the Meeting. To vote by mail, please mark, sign, date and return the enclosed proxy card(s) following the instructions printed on the card. Please refer to your proxy card(s) for instructions for voting by telephone or internet.

Revocation of Proxies
Any person giving a proxy has the power to revoke it by mail or in person at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Trust. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained therein.

Adjournment
If sufficient votes in favor of any of the proposals set forth in the Notice of Joint Annual Meeting of Shareholders are not received by the time scheduled for the Meeting or if the quorum required for a proposal has not been met, the persons named as proxies may propose adjournments of the Meeting with respect to such proposal(s) for periods of not more than 120 days to permit further solicitation of proxies.  Any adjournment will require the affirmative vote of a majority of the votes cast on the proposal in person or by proxy at the session of the Meeting to be adjourned.  The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of the proposal.  They will vote against any such adjournment those proxies required to be voted against the proposal.  The Trusts will pay the costs of any additional solicitation and of any adjourned session.  Any proposals for which sufficient affirmative votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

INVESTMENT ADVISER

Babson Capital provides investment management and certain administrative services to MCI pursuant to an Investment Services Contract and to MPV pursuant to an Investment Advisory and Administrative Services Contract.

Babson Capital (including its wholly-owned subsidiaries) currently has over $160 billion in assets under management and provides investment management services to registered investment companies, unregistered investment companies and institutional investors (such as insurance companies, pension plans, endowments and foundations). MM Asset Management Holding LLC is the direct owner of 100%

of the voting shares of Babson Capital. MassMutual Holding LLC owns all of the voting shares of MM Asset Management Holding LLC. MassMutual owns all of the voting shares of MassMutual Holding LLC. MassMutual, MassMutual Holding LLC and MM Asset Management Holding LLC are located at 1295 State Street, Springfield, Massachusetts 01111. Babson Capital’s principal office is located at 1500 Main Street, Springfield, Massachusetts 01115.

CERTAIN ADMINISTRATIVE SERVICES

Babson Capital indirectly provides certain administrative services to each Trust including, but not limited to, accounting services, meeting facilities, legal support, report preparation, and other services. Babson Capital’s principal address is 1500 Main Street, Springfield, Massachusetts 01115.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Each Trust’s Trustees and certain officers, investment advisers, certain affiliated persons of the investment advisers, and persons who own more than 10% of any class of outstanding securities of each Trust are required to file forms reporting their affiliation with each Trust and reports of ownership and changes in ownership of each Trust’s securities with the SEC and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish each Trust with copies of all such forms they file. Based solely on a review of these forms furnished to the Trusts as well as certain internal documents, each Trust believes that its Trustees and relevant officers, Babson Capital, and its relevant affiliated persons have all complied with applicable filing requirements during each Trust’s fiscal year ended December 31, 2012 with the exception of William J. Barrett who filed a late Form 4 for MPV.

PROPOSALS BY SHAREHOLDERS AND COMMUNICATIONS WITH
THE BOARD OF TRUSTEES

Any shareholder intending to present a proposal at the Annual Meeting to be held in 2014 who wishes to have such proposal included in the Trust’s proxy material for that meeting, should forward his/her written proposal to the Trust, Attention: Secretary. Proposals must be received on or before November 12, 2013, to be considered for inclusion in the Trust’s proxy material for its 2014 Annual Meeting.

Pursuant to procedures approved by each Trust’s Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust as defined in Section 2(a)(19) of the 1940 Act, shareholders may mail written communications to the Board of Trustees by writing the Trust’s Chief Financial Officer at the office of the Trust’s investment adviser or by emailing the respective Trust’s Chief Financial Officer at mcimailbox@massmutual.com or mpvmailbox@massmutual.com. When writing to a Trust’s Board of Trustees, shareholders should identify themselves, the fact that the communication is directed to the Board of Trustees, and any relevant information regarding their Trust holdings.

ADDITIONAL INFORMATION

Proxies will be solicited by mail and may be solicited in person or by telephone, electronically, or facsimile by officers of each Trust. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by each Trust’s officers in person, by telephone, or by facsimile will be borne by each respective Trust. The Trusts have engaged Broadridge to provide shareholder meeting services, including vote solicitation and tracking. It is anticipated that the cost of these services will be approximately $64,000 for the Trusts and may increase in the event any vote is contested or increased solicitation efforts are required. The Trusts will reimburse banks, brokers, and other persons holding each respective Trust’s shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares, which reimbursement will not be submitted to a vote of each respective Trust’s shareholders.

Each Trust will arrange for at least one Trustee to attend its 2013 Annual Meeting of Shareholders; will encourage all of its Trustees to attend its Annual Meetings of Shareholders; and will endeavor to arrange Annual Meetings of Shareholders on the same date as a Board of Trustees meeting to facilitate Trustee attendance. Five of the Trusts’ Trustees attended the April 27, 2012 Annual Meeting.

Only one copy of the Proxy Statement may be mailed to each household, even if more than one person in the household is a Trust shareholder of record. If a shareholder needs an additional copy of this Proxy Statement, please contact the Trust at 1-866-399-1516. Shareholders may also access a copy of the Proxy Statement online at https://www.proxyvote.com, www.babsoncapital.com/mci and www.babsoncapital.com/mpv. If any shareholder does not want the mailing of his or her Proxy Statement to be combined with those for other members of the shareholder’s household, please contact:

DST Systems, Inc.
P.O. Box 219086
Kansas City, MO 64121-9086
or by telephone at
1-800-647-7374
or contact your financial intermediary.

The Annual Report of each Trust for its fiscal year ended December 31, 2012, including financial statements, a schedule of each Trust’s investments as of such date and other data, was mailed on or about February 28, 2013, to all shareholders of record. Each Trust’s most recent Annual Report is available on the internet at http://www.babsoncapital.com/mci and http://www.babsoncapital.com/mpv. Shareholders may also request a copy of the Annual Report and the most recent semi-annual report, which will be furnished without charge, by calling (toll-free) the Trusts’ Transfer Agent, DST Systems, Inc., at 1-800-647-7374.

CIPI6061

BABSON CAPITAL CORPORATE INVESTORS C/O PROXY SERVICES P.O. BOX 9112 FARMINGDALE, NY 11735
To vote by Internet

1) Read the Joint Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Mail

1) Read the Joint Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M53116-P35557              KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BABSON CAPITAL CORPORATE INVESTORS

Vote on Trustees		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.
1.
Election of Trustees - for three-year terms, or until their respective successors are duly elected and qualified.

Nominees for election:

01) Robert E. Joyal
02) Edward P. Grace, III
03) Susan B. Sweeney
		☐	☐	☐

		For	Against	Abstain
2.
Make Investment Objective Non-Fundamental - to approve the conversion of the Trust's investment objective from "fundamental" to "non-fundamental," which would permit the Board of Trustees to modify the objective in response to changing market conditions and other developments without the costs and delays of a proxy solicitation.
		☐	☐	☐

		For	Against	Abstain
3.	Other Business	☐	☐	☐
In their discretion, the proxy or proxies are authorized to vote upon such other business or matters as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

Please sign exactly as your name or names appear. When signing as joint tenant, all parties to the joint tenancy should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

Signature [PLEASE SIGN WITHIN BOX]		Date	Signature [Joint Owners]		Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Joint Proxy Statement is available at http://www.babsoncapital.com/mci or at www.proxyvote.com.

M53117-P35557

BABSON CAPITAL CORPORATE INVESTORS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Christopher A. DeFrancis and James M. Roy, and each of them, attorneys and proxies of the undersigned, with power of substitution to vote all shares of Babson Capital Corporate Investors (the “Trust”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Trust to be held in the Oak Room of Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111, on Friday, April 19, 2013, at 1:00 p.m. Eastern Time, and at any adjournments thereof (the “Annual Meeting”).

THIS PROXY WILL BE VOTED ON ITEM (1) AND ITEM (2) IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON THIS CARD, AND IN THE ABSENCE OF INSTRUCTIONS THE UNDERSIGNED HEREBY AUTHORIZES THE AFORESAID PROXY OR PROXIES TO VOTE FOR ITEM (1) AND FOR ITEM (2).

THIS PROXY WILL BE VOTED ON ITEM (3) IN THE SOLE AND ABSOLUTE DISCRETION OF THE PROXY, AND IN THE ABSENCE OF INSTRUCTIONS, THE UNDERSIGNED HEREBY AUTHORIZES THE AFORESAID PROXY OR PROXIES TO VOTE ON A MATTER RAISED PURSUANT TO ITEM (3).

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

BABSON CAPITAL PARTICIPATION INVESTORS C/O PROXY SERVICES P.O. BOX 9112 FARMINGDALE, NY 11735
To vote by Internet

1) Read the Joint Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Mail

1) Read the Joint Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                      M53118-P35557                        KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BABSON CAPITAL PARTICIPATION INVESTORS

Vote on Trustees		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.
1.
Election of Trustees - for three-year terms, or until their respective successors are duly elected and qualified.

Nominees for election:

01) Robert E. Joyal
02) Edward P. Grace, III
03) Susan B. Sweeney
		☐	☐	☐

		For	Against	Abstain
2.
Make Investment Objective Non-Fundamental - to approve the conversion of the Trust's investment objective from "fundamental" to "non-fundamental," which would permit the Board of Trustees to modify the objective in response to changing market conditions and other developments without the costs and delays of a proxy solicitation.
		☐	☐	☐

		For	Against	Abstain
3.	Other Business	☐	☐	☐
In their discretion, the proxy or proxies are authorized to vote upon such other business or matters as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

Please sign exactly as your name or names appear. When signing as joint tenant, all parties to the joint tenancy should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

Signature [PLEASE SIGN WITHIN BOX]		Date	Signature [Joint Owners]		Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Joint Proxy Statement is available at http://www.babsoncapital.com/mci or at www.proxyvote.com.

M53119-P35557

BABSON CAPITAL PARTICIPATION INVESTORS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Christopher A. DeFrancis and James M. Roy, and each of them, attorneys and proxies of the undersigned, with power of substitution to vote all shares of Babson Capital Participation Investors (the “Trust”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Trust to be held in the Oak Room of Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111, on Friday, April 19, 2013, at 1:00 p.m. Eastern Time, and at any adjournments thereof (the “Annual Meeting”).

THIS PROXY WILL BE VOTED ON ITEM (1) AND ITEM (2) IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON THIS CARD, AND IN THE ABSENCE OF INSTRUCTIONS THE UNDERSIGNED HEREBY AUTHORIZES THE AFORESAID PROXY OR PROXIES TO VOTE FOR ITEM (1) AND FOR ITEM (2).

THIS PROXY WILL BE VOTED ON ITEM (3) IN THE SOLE AND ABSOLUTE DISCRETION OF THE PROXY, AND IN THE ABSENCE OF INSTRUCTIONS, THE UNDERSIGNED HEREBY AUTHORIZES THE AFORESAID PROXY OR PROXIES TO VOTE ON A MATTER RAISED PURSUANT TO ITEM (3).

PLEASE SIGN AND DATE ON THE REVERSE SIDE.